UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2015

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 1500 Coral Gables, Florida		33134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(305) 529-2522

Catalyst Pharmaceutical Partners, Inc.

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s 2015 Annual Meeting of Stockholders held on May 21, 2015, Patrick J. McEnany, Philip H. Coelho, Charles B. O’Keeffe, David S. Tierney, Richard J. Daly and Donald A. Denkhaus were elected to the Company’s Board of Directors to serve until the 2016 Annual Meeting of Stockholders or until their successor is duly elected and qualified, or until their earlier death, resignation or removal.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 19, 2015, the Company’s Board of Directors approved an amendment to the Company’s Certificate of Incorporation to (i) increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 150,000,000 shares, and (ii) change the Company’s corporate name to “Catalyst Pharmaceuticals, Inc.” (the “Amendment”,) subject to stockholder approval at the Company’s 2015 Annual Meeting of Stockholders to be held on May 21, 2015. On May 21, 2015, the Company’s stockholders approved the Amendment. See Item 5.07 below. The Amendment became effective upon filing with the Delaware Secretary of State on May 22, 2015.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 21, 2015, the Company held its Annual Meeting of Stockholders at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida. The final voting results on the matters considered at the meeting are as follows:

1.	Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Patrick J. McEnany	28,552,925	7,124,777	25,859,490
Philip H. Coelho	28,687,951	6,989,751	25,859,490
Charles B. O’Keeffe	28,718,387	6,959,315	25,859,490
David S. Tierney	28,704,991	6,972,711	25,859,490
Richard J. Daly	35,536,095	141,607	25,859,490
Donald A. Denkhaus	35,534,565	143,137	25,859,490

2.	Approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 150,000,000 shares:

Votes For	Votes Against	Votes Abstained
56,298,783	5,088,104	150,305

3.	Approval of an amendment to the Company’s Certificate of Incorporation to change the Company’s corporate name to “Catalyst Pharmaceuticals, Inc.”:

Votes For	Votes Against	Votes Abstained
61,149,788	140,702	246,702

4.	Ratification of the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Votes For	Votes Against	Votes Abstained
60,841,949	242,782	452,461

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Company’s Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and Chief
Financial Officer

Dated: May 22, 2015

4